SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report November 21, 2003 Commission File Number 1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                                       22-1901645
   (State of incorporation)                 (IRS employer identification no.)

                 1 South Jersey Plaza, Folsom, New Jersey 08037
          (Address of principal executive offices, including zip code)

                                 (609) 561-9000
              (Registrant's telephone number, including area code)


------------------------------------------------------------------------

Item 5.  Other Events

The following information is furnished pursuant to Item 5, "Other Events."

On November 21, 2003, South Jersey Industries (SJI) issued a press release announcing the appointment of Edward J. Graham to the position of President and CEO, effective February 1, 2004. Graham, who joined SJI in 1981, previously held the position of President and Chief Operating Officer. Charles Biscieglia retires from the role of CEO, also effective February 1, 2004, but will continue as Chairman of the Board for SJI.

A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

(99) Press release, dated: November 21, 2003, issued by South Jersey Industries.

------------------------------------------------------------------------





Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned thereunto duly authorized.



                                            SOUTH JERSEY INDUSTRIES



                                    By:     /s/ David A. Kindlick
                                            ---------------------------------
                                            David A. Kindlick
                                            Vice President, Treasurer &
                                              Chief Financial Officer

Date:  November 21, 2003